Exhibit 99.1

Peoples Financial Services Corp. 2025 Investor Presentation March 2026

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 This presentation has been prepared solely for general informational purposes by Peoples Financial Services Corp. (the “Company,” the “holding company,” “we” or “our”), a bank holding company and owner of Peoples Security Bank and Trust Company (the “Bank”), a Pennsylvania state-chartered bank. No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein or for any omissions from this presentation or any other written or oral information or communications transmitted or made available by the Company or its affiliates or any other person. This presentation may contain statistics and other data that in some cases have been obtained or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value per share (“TBVPS”), and return on average tangible common equity (“ROATCE”). These non-GAAP financial measures are not intended to be considered in isolation and should be considered only as supplemental to, and not as a substitute for or superior to, financial measures prepared in accordance with GAAP. See pages 24 and 25 for a reconciliation of non-GAAP measures. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to risks and uncertainties. These statements are based on assumptions and may describe future plans, strategies and expectations of the Company and its subsidiaries that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. All statements in this presentation, other than statements of historical facts, are forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Important factors that could cause our actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in interest rates, including their effect on our investment values; impairment charges relating to our investment portfolio; credit risks in connection with our lending activities; our exposure to commercial and industrial, construction, commercial real estate, and equipment finance loans; our ability to maintain an adequate allowance for credit losses; access to liquidity; the strength of our customer deposit levels; unrealized losses; reliance on our subsidiaries; accounting procedures, policies and requirements; changes in the value of goodwill; our ability to attract and retain key personnel; the strength of our disclosure controls and procedures and internal controls over financial reporting; potential for errors, omissions or fraud; environmental liabilities; reliance on third-party vendors and service providers; our ability to compete effectively in our industry and within our market area, including with respect to competition from financial technology companies and non-bank entities; the development and use of AI in business processes, services, and products; our ability to prevent, detect and respond to cybersecurity threats and incidents; a failure of information technology, whether due to a breach, cybersecurity incident, or ability to keep pace with growth and developments; our ability to comply with privacy and data protection requirements; changes in U.S. or regional economic conditions; the soundness of other financial institutions; changes in laws and regulations; fiscal and monetary policies of the federal government and its agencies; a failure to meet minimum capital requirements; our ability to realize the anticipated benefits of future acquisitions or a change in control; and our ability to pay dividends. Additional factors that may affect our results are discussed in reports we file with the Securities and Exchange Commission from time to time. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events. Disclaimer 2

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Q4 2025 Results Note: Consolidated (GAAP) financial data as December 31, 2025 (1) ROATCE, net interest margin (FTE), efficiency ratio, TCE / TA, and TBVPS are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value 3 Diligence Used: • S&P Capital IQ Pro • Earnings Release 12.31.25 • Cash amount calculated by Cash+Fed Funds sold + AFS Securities – Equity investments Operating Results • Net income of $12.0 million, or $1.19 per diluted share for the three months ended December 31, 2025 • ROAA of 0.92%, ROATCE (1) of 11.5%, net interest margin (FTE) (1) of 3.60%, and efficiency ratio (1) of 59.5% • The Company completed its merger with FNCB on July 1, 2024, providing increased scale, diversified earnings, and improved liquidity position • Q4 2025 results reflect a $2.2 million pre-tax loss ($1.8 million after tax) on the sale of available for sale ("AFS") investment securities associated with a strategic portfolio repositioning Deposits • Total deposits of $4.4 billion • Total cost of deposits of 1.82% for Q4 2025 • Non-maturity deposits of $3.7 billion, or 84.1% of total deposits • Noninterest bearing deposits of $954.5 million, or 21.5% of total deposits Loans • Loans of $4.0 billion • Loans to total assets of 76.4% • Q4 2025 loan yields (FTE) of 5.99% • Loan / deposit ratio of 90.8% Asset Quality • Nonperforming assets to total assets of 0.23% • Nonperforming loans to total loans of 0.28% • Net charge-offs of $2.9 million in the past year; annualized percentage of 0.07% • ACL of $39.0 million, or 0.96% of net loans Capital & Liquidity • Tangible common equity to tangible assets increased 6 bps QoQ to 8.05% (1) • Tangible book value per share increased $1.21 QoQ to $41.64 (1) • Total available liquidity of $3.0 billion at December 31, 2025, including ample cash and securities position of $770 million (2)

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Note: Consolidated (GAAP) financial data as December 31, 2025 (1) TCE / TA, net interest margin (FTE), efficiency ratio, and tangible book value per share are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation 4 Peoples Financial Services Corp. (NASDAQ: PFIS) Diligence Used: • S&P Capital IQ Pro • Company website • Earnings Release 12.31.25 2014 2014 2017 2021 2024 2025 The First National Bank of Hallstead is founded Launches growth strategy expanding into the Greater Lehigh Valley and Philadelphia MSA PFIS begins trading on NASDAQ exchange (uplisted from OTC) PFIS acquires FNCB Bancorp, Inc. $5.3B bank with operations in PA, NY, & NJ PFIS acquires Penseco Financial Services Corp. Regional HQ in Lehigh Valley established (3rd fastest growing MSA in PA) Opened Pittsburgh, PA and Piscataway, NJ branches 1905 2013 ($ in billions, except per share data) BALANCE SHEET 2022 2023 2024 2025 2024 Q4 2025 Q3 2025 Q4 Assets $3.55 $3.74 $5.09 $5.27 $5.09 $5.16 $5.27 Net Loans $2.70 $2.83 $3.95 $4.03 $3.95 $3.98 $4.03 Deposits $3.05 $3.28 $4.41 $4.43 $4.41 $4.29 $4.43 NPAs / Assets (%) 0.10 0.11 0.45 0.23 0.45 0.33 0.23 ACL / Loans HFI (%) 1.01 0.77 1.05 0.96 1.05 0.99 0.96 TCE / TA (%) (1) 7.22 7.53 7.20 8.05 7.20 7.99 8.05 Risk-Based Capital Ratio (%) 12.13 14.16 12.34 14.31 12.34 14.35 14.31 FINANCIAL PERFORMANCE 2022 2023 2024 2025 2024 Q4 2025 Q3 2025 Q4 ROAA (%) 1.12 0.74 0.19 1.17 0.47 1.19 0.92 ROAE (%) 11.87 8.32 2.07 11.89 5.07 12.02 9.16 Cost of Deposits (%) 0.42 1.82 2.29 1.89 2.20 1.88 1.82 Net Interest Margin (FTE) (%) (1) 3.02 2.54 2.84 3.58 3.25 3.54 3.60 Efficiency Ratio (%) (1) 55.9 64.1 63.8 56.5 62.7 56.5 59.5 Diluted Earnings Per Share $5.28 $3.83 $0.99 $5.88 $0.61 $1.51 $1.19 TBV Per Share (1) $35.19 $39.35 $35.88 $41.64 $35.88 $40.43 $41.64

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 5 Branch Footprint and Deposit Market Share Diligence Used: • S&P Capital IQ Pro • Map from Bryon • PFIS 2025Q2 IP – Dep. Mkt. Share v1.xlsx Top 10 Pennsylvania Community Banks # Company Assets ($B) 1 S&T Bancorp, Inc. $9.86 2 Univest Financial Corporation $8.40 3 CNB Financial Corporation $8.37 4 Mid Penn Bancorp, Inc. $6.12 5 Semperverde Holding Co $5.72 6 Orrstown Financial Services, Inc. $5.54 7 Peoples Financial Services Corp. $5.26 8 Citizens Financial Services, Inc. $3.06 9 Penn Community Mutual Holdings Inc $3.03 10 NexTier Incorporated $2.93 Branch Footprint #2 in Scranton MSA Deposit Market Share and #7 Largest Pennsylvania Community Bank(1) ScrantonꟷWilkes-Barre, PA MSA Deposit Market Share Top 10 Pennsylvania Community Banks # Company Deposits ($B) Market Share (%) 1 The PNC Finl Svcs Grp $3.46 21.1 2 Peoples Financial Services Corp. $2.53 15.5 3 Fidelity D & D Bancorp Inc. $1.89 11.5 4 M&T Bank Corp. $1.50 9.2 5 Cmnty Finl System Inc $1.31 8.0 6 Wells Fargo & Co. $1.13 6.9 7 F.N.B. Corp. $0.72 4.4 8 NBT Bancorp Inc. $0.71 4.3 9 Citizens Financial Group Inc. $0.63 3.9 10 Northwest Bancshares, Inc. $0.58 3.6 New Branch Location Note: Bank-level financial data as of December 31, 2025; branch-level deposit data as of June 30, 2025 (1) Banks with total assets less than $10.0B, total assets shown at bank-level

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 6 • Population of ~575k people; the Scranton—Wilkes-Barre, PA MSA includes 23 PFIS branches • ~16% market share; accounts for ~59% of PFIS’s deposit franchise • Main businesses include manufacturing, distribution, and back-office centers (1) • Ideal location in Boston-Washington metro corridor (1) Principal Markets Overview Diligence Used: • S&P Capital IQ Pro • ScrantonPlan.com • DiscoverNEPA.com • https://www.pa.gov/ content/dam/copap wp-pagov/en/dli/docum ents/workstats/top-50/Susquehanna_C ounty_Top_50.pdf • https://www.pa.gov/ content/dam/copap wp-pagov/en/dli/docum ents/workstats/top-50/Lehigh_County_ Top_50.pdf • Population of ~38k people; Susquehanna County includes 4 PFIS branches • ~54% market share; accounts for ~18.4% of PFIS’s deposit franchise • The largest employers are education, healthcare, government, oil & gas, and recreation (2) • Population of ~893k people; the Allentown-Bethlehem-Easton, PA-NJ MSA includes 3 PFIS branches • ~2.0% market share; accounts for ~10.5% of PFIS’s deposit franchise • Top industries include healthcare, warehousing, manufacturing, and education (2,3) • The Lehigh Valley ranked as one of the U.S. hotspots for business attraction and expansion in 2024, placing third in the country for regions its size (3) Scranton – Wilkes-Barre, PA (MSA) Susquehanna, PA (County) Allentown-Bethlehem-Easton, PA-NJ (MSA) Principal Market Employers Source: S&P Capital IQ Pro unless otherwise indicated; branch-level deposit data as of June 30, 2025 (1) ScrantonPlan.com // (2) PA.gov // (3) LehighValley.org

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 7 Diligence Used: • Company-provided documents (VDR Reference: 5.3) Gerard A. Champi – Chief Executive Officer Years in Banking: 43 | Years at Bank: 35 Gerard A. Champi, was appointed Chief Executive Officer of the Company and the Bank effective January 1, 2025, age 65. Mr. Champi had been with FNCB Bank since 1991 and served in various leadership roles in the Retail, Commercial Sales, and Executive Divisions. Thomas P. Tulaney – President Years in Banking: 42 | Years at Bank: 15 Thomas P. Tulaney was appointed President of the Company and the Bank effective January 1, 2025, age 66. In December 2018, he assumed oversight of the Bank’s Wealth Management Division. He joined Penn Security Bank and Trust Company in April 2011 as Executive Vice President and Deputy Chief Lending Officer. James M. Bone, Jr., CPA – EVP & Chief Financial Officer Years in Banking: 40 | Years at Bank: 40 James M. Bone, Jr., CPA, EVP and CFO, of the Company and the Bank, age 64. Mr. Bone was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Bone served as EVP and Chief Operations Officer of the Company and the Bank, a position he held since the consummation of the FNCB merger on July 1, 2024. From September 2012 until the merger, he served as EVP and Chief Financial Officer/Treasurer of FNCB Bancorp., Inc. and its banking subsidiary, FNCB Bank. John R. Anderson III – EVP & Chief Operating Officer Years in Banking: 36 | Years at Bank: 36 John R. Anderson III, EVP and COO, of the Company and the Bank, age 59. Mr. Anderson was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Anderson served as EVP and CFO from March 2018, after serving as the SVP and Interim Principal Financial and Accounting Officer since April 2016. Prior to that he was VP/Planning and Statistical Analyst, of Penn Security Bank and Trust Company since May 2011. Timothy H. Kirtley – EVP and Chief Risk Officer Years in Banking: 34 | Years at Bank: 10 Timothy H. Kirtley, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Corporate Secretary, age 56. Mr. Kirtley was appointed to his current position in April 2020, and served as Executive Vice President and Chief Credit Officer from July 2016 until April 2020.

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 8 Diligence Used: • Company-provided documents (VDR Reference: 5.3) Jeffrey A. Drobins – EVP & Chief Lending Officer Years in Banking: 19 | Years at Bank: 12 Jeffrey A. Drobins, Executive Vice President and Chief Lending Officer of the Company and the Bank, age 41. Mr. Drobins was appointed to his current position in October 2022, after serving as the Senior Vice President and Lehigh Valley Market President since April 2016. Prior to that he was Vice President and Commercial Relationship Manager since September 2014. Susan L. Hubble – EVP and Chief Information Officer Years in Banking: 26 | Years at Bank: 26 Susan L. Hubble, Executive Vice President, Chief Information Officer of the Company and the Bank, age 70. Ms. Hubble was appointed to her current position in December 2019. Prior to that, she was Senior Vice President, Senior Information Technology Officer, since April 2019. Prior to that, she was Vice President, Information Technology Officer since July 2014. Mary G. Cummings, Esquire – EVP and General Counsel Years in Banking: 14 | Years at Bank: 14 Mary Griffin Cummings, Esquire, was appointed to Executive Vice President and General Counsel of the Company and the Bank effective July 1, 2024, age 63. From April 2018 until the FNCB merger, Ms. Cummings served as EVP and General Counsel of FNCB Bancorp, Inc. and FNCB Bank. Neal D. Koplin – Senior EVP and Chief Banking Officer Years in Banking: 44 | Years at Bank: 12 Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, age 65. Mr. Koplin was appointed to his current position in December 2019. Prior to that, he was Executive Vice President and Lehigh Valley Division Head since August 2014. Stephanie A. Westington, CPA – EVP and Chief Accounting Officer Years in Banking: 36 | Years at Bank: 14 Stephanie A. Westington, CPA, EVP and Chief Accounting Officer of the Company and the Bank, age 61. Ms. Westington was appointed to her current position in April 2025. Ms. Westington previously served as SVP and Chief Profitability Officer of the Company and the Bank, a position she held since the consummation of the FNCB merger on July 1, 2024. From April 2022 until the merger, she served as SVP and Chief Accounting Officer of FNCB Bancorp, Inc. and its subsidiary, FNCB Bank. Prior to that, she was SVP and Controller since July 2012. Amy E. Vieney – EVP and Chief Human Resource Officer Years in Banking: 4 | Years at Bank: 4 Amy E. Vieney, Executive Vice President and Chief Human Resource Officer of the Company and the Bank, age 51. Ms. Vieney joined Peoples in her current position in June 2022. From December 2017 through June 2022, she served as Senior Director, Human Resources at St. Luke’s University Health Network, headquartered in Bethlehem, Pennsylvania.

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Strong Balance Sheet Growth Note: Consolidated (GAAP) financial data as of December 31, 2025 9 Diligence Used: • S&P Capital IQ Pro • PFIS 2025Q4 IP - GAAP Financials v1 $2,963 $3,047 $3,279 $4,408 $4,434 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025 $2,301 $2,703 $2,828 $3,952 $4,029 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025 $340 $315 $340 $469 $520 – $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 2025 $3,369 $3,554 $3,742 $5,092 $5,271 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Total Assets Total Net Loans Total Deposits Total Equity

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Non Owner Occ. CRE, 20.3% 1-4 Family, 20.5% Commercial & Industrial, 17.5% Owner Occ. CRE, 14.5% Multifam, 10.3% Other (2), 10.0% Constr & Land Dev, 6.8% Farm, 0.3% Gross Loan Balance % of Consl. TRBC 1-4 Family Residential $833,279 146% Non-Owner Occupied CRE 823,644 144% Owner Occupied CRE 587,689 103% Commercial & Industrial 712,299 125% Construction & Land Development 277,382 49% Multifamily 416,747 73% Consumer 108,336 19% Farm Loans 10,311 2% Ag Prod 900 0% Other Loans(2) 297,114 52% Total Gross Loans $4,067,701 Total Investment CRE (3) $1,517,773 265% $2,301 $2,703 $2,828 $3,952 $4,029 – $1,250 $2,500 $3,750 $5,000 2021 2022 2023 2024 2025 Loan Portfolio Growth & Diversification Note: Consolidated (GAAP) financial data as of December 31, 2025 (1) Bank-level loan financial data as reported in the call report // (2) Other includes leases, state and political loans, and other // (3) Total Investment CRE includes Non-Owner-Occupied CRE, Construction & Land Development, and Multifamily loan balances 10 Diligence Used: • S&P Capital IQ Pro • PFIS 2025Q4 – Investor Presentation v1.xlsx (1) ($ in millions) Total Net Loans 12/31/25 Loan Composition(1) 12/31/25 Loan Concentration(1) ($ in thousands)

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Historical Bank Loan Composition & Yields Note: Bank-level financial data as of December 31, 2025; 2024 adjusted for acquisition of FNCB Bancorp, Inc. 11 Diligence Used: • S&P Capital IQ Pro • PFIS 2025Q4 – Investor Presentation v1.xlsx Peoples Security Bank and Trust Company Loan Composition Since 2021 2021 2022 2023 2024 2025 Gross Loan Composition Balance % of Total Balance % of Total Balance % of Total Balance % of Total Balance % of Total Construction $178,560 7.7% $272,103 10.0% $256,088 9.0% $278,233 7.0% $277,382 6.8% 1-4 Family 420,769 18.1% 478,295 17.5% 509,551 17.9% 757,774 19.0% 833,279 20.5% Multifamily 189,403 8.1% 232,477 8.5% 273,076 9.6% 407,917 10.2% 416,747 10.2% Comm RE (Non Farm/Res) 904,175 38.8% 1,079,410 39.5% 1,112,863 39.0% 1,426,105 35.7% 1,411,333 34.7% C&I 353,341 15.2% 354,657 13.0% 373,211 13.1% 698,433 17.5% 712,299 17.5% Farm RE 15,467 0.7% 11,513 0.4% 11,769 0.4% 10,150 0.3% 10,311 0.3% Agricultural 9 0.0% 5 0.0% 1 0.0% 0 0.0% 900 0.0% Consumer 73,353 3.1% 83,090 3.0% 81,854 2.9% 132,105 3.3% 108,336 2.7% Leases 0 0.0% 0 0.0% 0 0.0% 10,711 0.3% 11,301 0.3% Other 194,504 8.3% 218,566 8.0% 231,734 8.1% 272,077 6.8% 285,813 7.0% Total Gross Loans $2,329,581 100.0% $2,730,116 100.0% $2,850,147 100.0% $3,993,505 100.0% $4,067,701 100.0% Yield on 1-4 Family Loans 4.16% 3.03% 3.11% 4.18% 3.95% Yield on All Other RE Loans 3.97% 4.30% 5.28% 5.99% 6.18% Yield on C&I Loans 3.63% 5.02% 6.07% 8.33% 7.80% Yield on Loans and Leases 3.89% 3.99% 4.76% 5.56% 5.97% Yield on Earning Assets 3.26% 3.42% 4.26% 5.99% 5.53% ($ in thousands)

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Non-Owner Occupied CRE Portfolio Composition at December 31, 2025 Note: Bank-level financial data as of December 31, 2025 12 Diligence Used: • Company-provided • PFIS 2025Q2 IP – CRE Details v3.xlsx ($ in thousands) Non-Owner Occupied Loan Category Number of Loans Average Loan Size Loan Balance Wtd Average Interest Rate Multifamily (5+ Units) 332 $ 1,599 $ 530,868 5.20% Office 140 $ 1,421 $ 198,957 4.91% Retail – Unanchored 150 $ 1,243 $ 186,464 4.86% Retail – Anchored 48 $ 2,634 $ 126,436 4.67% Industrial / Warehouse 71 $ 1,351 $ 95,922 4.78% Healthcare 23 $ 2,594 $ 59,671 5.23% Hospitality (Hotel / Motel) 28 $ 1,932 $ 54,103 5.53% Medical Office Building 19 $ 2,555 $ 48,539 4.09% Land – Unimproved 97 $ 380 $ 36,812 6.69% Other 64 $ 553 $ 35,408 6.07% Self-storage / Mini-warehouse 16 $ 2,076 $ 33,213 5.28% Gas Station / Convenience Store 22 $ 929 $ 20,441 5.30% Restaurant / Bar 27 $ 690 $ 18,618 5.95% Land Acquisition & Development - Commercial 36 $ 425 $ 15,288 7.06% Land Acquisition & Development - Residential 61 $ 206 $ 12,563 6.40% School / Campus Real Estate 9 $ 1,313 $ 11,817 5.57% 1-4 Family Residential (For Sale Construction) 10 $ 847 $ 8,466 6.64% Mobile Home Park 8 $ 993 $ 7,940 6.14% 1-4 Family Residential (Primary / Secondary Residence) 20 $ 382 $ 7,636 6.14% 1-4 Family Residential – Rental Property 13 $ 578 $ 7,514 6.44% Recreational 5 $ 479 $ 2,393 7.34% Student Housing 5 $ 326 $ 1,631 3.83% Unassigned 14 $ 47 $ 662 7.62% Farmland 1 $ 130 $ 130 6.85% Dealership 1 $ 78 $ 78 7.75% Grand Total 1,220 $ 1,247 $ 1,521,571 5.15% CRE Portfolio Detailed Breakdown by Asset Type

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Note: Bank-level financial data as of December 31, 2025 13 Diligence Used: • Company-provided • PFIS 2025Q2 IP – CRE Details v3.xlsx ($ in thousands) Owner Occupied Loan Category Number of Loans Average Loan Size Loan Balance Wtd Average Interest Rate Industrial / Warehouse 234 $ 722 $ 168,918 5.37% Office 214 $ 401 $ 85,786 5.78% Other 134 $ 588 $ 78,743 5.58% Recreational 57 $ 967 $ 55,113 7.20% Retail – Unanchored 90 $ 450 $ 40,473 5.64% Gas Station / Convenience Store 42 $ 834 $ 35,034 4.67% School / Campus Real Estate 17 $ 2,036 $ 34,617 3.66% Restaurant / Bar 69 $ 306 $ 21,129 6.36% Medical Office Building 23 $ 788 $ 18,117 5.30% Dealership 18 $ 855 $ 15,383 5.57% Unassigned 46 $ 200 $ 9,202 6.10% Healthcare 12 $ 670 $ 8,044 7.13% Retail – Anchored 3 $ 2,016 $ 6,049 5.12% Land Acquisition & Development - Commercial 3 $ 948 $ 2,845 7.02% Parking Lot 4 $ 683 $ 2,730 5.55% 1-4 Family Residential – Rental Property 2 $ 199 $ 398 6.67% 1-4 Family Residential (Primary / Secondary Residence) 4 $ 28 $ 113 7.88% Self-storage / Mini-warehouse 1 $ 28 $ 28 5.00% Total CRE loans, gross 973 $ 599 $ 582,723 5.59% CRE Portfolio Detailed Breakdown by Asset Type Owner Occupied CRE Portfolio Composition at December 31, 2025

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Commercial Real Estate Portfolio Details Note: Bank-level financial data as of December 31, 2025 14 Diligence Used: • Company-provided • PFIS 2025Q2 IP – CRE Details v3.xlsx $218 $166 $225 $112 $192 10.38% 7.91% 10.70% 5.32% 9.14% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% $- $50 $100 $150 $200 $250 2026 2027 2028 2029 2030 Balance % of CRE Loans • CRE loans scheduled to mature in 2031 and after are $1.2 billion or 56% of the Total CRE Loans $862 $334 $259 $177 $190 40.93% 15.85% 12.31% 8.40% 9.02% 0.00% 9.00% 18.00% 27.00% 36.00% 45.00% $- $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 Balance % of CRE Loans ($ in millions) ($ in millions) CRE Maturity Schedule CRE Repricing Schedule

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 RMBS, 47.4% Treasury Secs, 5.4% State & Political Subdiv Secs, 34.3% Other Securities, 4.3% CMBS, 4.1% Structured Financial Products, 3.0% ABS, 1.2% Govt & Agency Secs, 0.3% Investment Portfolio Composition & Performance Note: Bank-level financial data as of December 31, 2025 (1) Each category percentage is the fair value of the securities divided by the fair value of all securities // (2) ~$512.6mm of fair value available-for-sale securities and ~$72.0mm of carrying value held-to-maturity securities // (3) Bloomberg as of December 31, 2025 15 Diligence Used: • S&P Capital IQ Pro PFIS 2025Q2 – Investor Presentation v2.xlsx • As of December 31, 2025, the Bank has ~$584.7 million of debt securities(2) • This represents 11.8% of total assets • The securities portfolio primarily consists of U.S. government agency & sponsored agency securities, and state & political subdivision securities • Other securities portfolio information: • Weighted Average Life: 6.99 years (3) • Yield on Debt & Equity Securities: 3.27% • Market Value / Book Value: 93.7% Asset Class Breakdown(1) Commentary

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 C&I - Other, 18% C&I - Equipment Financing, 10% CRE (incl. Multifamily), 38% 1-4 Family Residential, 23% Consumer, 10% Asset Quality Summary Note: Consolidated (GAAP) financial data as of December 31, 2025 16 Diligence Used: • S&P Capital IQ Pro • Earnings Release 7.31.25 • Form 10Q Q2 Draft • Nonperforming loans to total loans: • 0.28% at December 31, 2025 as compared to 0.38% at September 30, 2025 • Allowance for credit losses on loans to nonperforming loans: • 354.4% at December 31, 2025 as compared to as of 260.9% at September 30, 2025 • Allowance for credit losses on loans: • $39.0 million, or 0.96% of total loans, as of December 31, 2025, as compared to $39.8 million, or 0.99% of total loans, at September 30, 2025 ($ in thousands) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans C&I - Other $939 $1,016 $1,955 C&I - Equipment Financing $302 $828 $1,130 CRE (incl. Multifamily) $2,974 $1,178 $4,152 1-4 Family Residential $2,444 $67 $2,511 Consumer $1,048 – $1,048 TOTAL $7,707 $3,089 $10,796 ($ in thousands) Q4 2025 Q3 2025 Total nonperforming loans $11,320 $15,272 Nonperforming loans to total loans 0.28% 0.38% Total nonperforming assets $12,070 $16,813 Nonperforming assets to total assets 0.23% 0.33% Net charge-offs (net of recoveries) $1,056 $209 Net charge-offs to avg. loans (annualized) 0.07% 0.02% YTD net charge-offs (net of recoveries) $2,867 $1,056 YTD net charge-offs to avg. loans (annualized) 0.07% 0.04% Summary Metrics Nonperforming Loans by Type

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Relationship-based core deposits Note: Consolidated (GAAP) financial data as of December 31, 2025; Fed Funds Target Rate represents the day-weighted upper bound of the Fed Funds target 17 Diligence Used: • S&P Capital IQ Pro • PFIS 2025Q2 IP – Historical Funding Advantage v2.xlsx • Source: Federal Funds Target Range - FRED 0% 1% 2% 3% 4% 5% 6% Latest Interest Rate Cycle 54% 51% 44% 49% 51% 17% 17% 13% 11% 11% 20% 22% 24% 21% 22% 10% 10% 19% 18% 16% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2021 2022 2023 2024 2025 Deposit Composition and Total Cost of Deposits Cost of Total Deposits vs. Fed Funds Target Rate

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Regulatory Capital Ratios Note: Consolidated (GAAP) financial data as of December 31, 2025 18 Diligence Used: • S&P Capital IQ Pro • Form 10Q Q2 Draft 9.2% 9.0% 8.5% 8.0% 8.8% 10.2% 11.0% 12.3% 11.1% 12.1% 10.4% 11.3% 13.6% 12.1% 14.2% 12.3% 14.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2021 2022 2023 2024 2025 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Non-Interest Income & Expense Note: Consolidated (GAAP) financial data as of December 31, 2025; operating revenue defined as net interest income plus noninterest income (1) Includes both Peoples Security Wealth Advisors and Peoples Security Trust & Wealth Solutions’ AUM // (2) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue // (3) Net-Operating Expense defined as noninterest expense excluding foreclosure and amortization expense less noninterest income 19 Diligence Used: • S&P Capital IQ Pro • Earnings Release 7.31.25 $1.1 Billion in AUM under Trust and Wealth Advisors (1) 59.5% Efficiency ratio for Q4 ‘25 $111M Deposits per branch 13.74 12.64 13.95 13.46 12.52 2021 2022 2023 2024 2025 1.34 1.43 1.42 1.52 1.67 2021 2022 2023 2024 2025 Daleville and Lancaster branches both opened in 2025Q4 Highlights Non-Interest Income / Operating Revenue (%) (2) Net-Operating Expense / Average Assets (%) (3)

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Net Interest Income & Net Interest Margin Note: Consolidated (GAAP) financial data as of December 31, 2025; Cost of funds includes non-interest bearing deposits (1) Net interest margin is a non-GAAP financial measure; please see page 25 for a reconciliation 20 Diligence Used: • S&P Capital IQ Pro $84,635 $95,749 $86,754 $115,989 $165,962 2.99% 3.02% 2.54% 2.84% 3.58% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $30,000 $60,000 $90,000 $120,000 $150,000 $180,000 2021 2022 2023 2024 2025 NII NIM (FTE)¹ 3.94% 4.04% 4.81% 5.62% 5.99% 1.94% 1.67% 1.77% 2.43% 3.15% 0.35% 0.51% 1.91% 2.40% 2.08% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 2025 Loan Yield Securities Yield Cost of Funds ($ in thousands) Net Interest Income (NII) and Net Interest Margin (NIM) FTE (1) Key Components of NII and NIM

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Strong balance sheet growth paired with efficient earnings and high-quality assets. Financial Highlights Note: Consolidated (GAAP) financial data as of December 31, 2025; operating revenue defined as net interest income plus noninterest income (1) Tangible equity, TCE / TA, net interest margin (FTE), and efficiency ratio are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation // (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value // (3) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue // (4) Consolidated average rate paid across total interest-bearing liabilities and noninterest-bearing deposits 21 Diligence Used: • S&P Capital IQ Pro • Earnings Release Draft 7.31.25 • PFIS 2025Q2 IP – FiHi (Detailed Profile) v3.xlsx • Form 10Q Q2 Draft 12/31/2021 For the Years Ended: For the Quarters Ended: 12/31/2025 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 3/31/2025 6/30/2025 9/30/2025 12/31/2025 CAGR Balance Sheet Total Assets ($000) 3,369,483 3,553,515 3,742,289 5,091,657 5,270,578 4,999,358 5,107,879 5,159,636 5,270,578 11.8% Total Securities ($000) 588,535 568,882 483,876 606,943 584,682 592,232 582,812 610,280 584,682 (0.2%) Total Net Loans ($000) 2,301,198 2,702,644 2,828,252 3,951,729 4,028,694 3,950,905 3,957,182 3,977,340 4,028,694 15.0% Total Deposits ($000) 2,963,397 3,046,598 3,279,037 4,407,552 4,434,069 4,316,927 4,287,349 4,289,731 4,434,069 10.6% Tangible Equity ($000) (1) 276,287 251,875 277,052 358,768 416,161 373,380 387,332 404,035 416,161 10.8% Loans / Deposits (%) 78.6 89.6 86.9 90.6 91.7 92.5 93.2 93.6 91.7 (Cash and Securities)/ Assets (%) (2) 23.5 14.5 15.4 12.8 14.6 11.4 13.1 13.6 14.6 TCE / TA (%) (1) 8.4 7.2 7.5 7.2 8.1 7.6 7.7 8.0 8.1 Total Capital Ratio (%) 13.6 12.1 14.2 12.4 14.3 12.7 14.3 14.4 14.3 Profitability Net Income ($000) 43,519 38,090 27,380 8,498 59,187 15,009 16,956 15,246 11,976 ROAA (%) 1.41 1.12 0.74 0.19 1.17 1.22 1.36 1.19 0.92 ROAE (%) 13.3 11.9 8.3 2.1 11.9 12.7 13.9 12.0 9.2 Net Interest Margin (FTE) (%) (1) 2.99 3.02 2.54 2.84 3.58 3.50 3.69 3.54 3.60 Efficiency Ratio (%) (1) 54.7 55.9 64.1 63.8 56.5 55.8 53.9 56.5 59.5 Non-interest Inc. / Operating Rev (%) (3) 13.7 12.6 13.9 13.5 12.5 12.2 15.3 11.8 8.0 Noninterest Exp./ AA (%) 1.79 1.84 1.80 1.79 2.01 2.05 2.25 2.26 2.40 Asset Quality (%) NPLs / Loans (%) 0.19 0.12 0.14 0.17 0.28 0.58 0.43 0.42 0.28 NPAs / Assets (%) 0.15 0.10 0.11 0.45 0.23 0.47 0.34 0.33 0.23 ACL / Loans (%) 1.22 1.01 0.77 1.05 0.96 1.03 1.02 0.99 0.96 NCOs / Avg Loans (%) 0.03 0.02 0.10 0.03 0.07 0.09 (0.01) 0.02 0.18 Yields and Costs (%) Yield on Total Loans and Leases (%) 3.94 4.04 4.81 5.62 5.99 5.92 6.07 5.98 5.99 Yield on Debt and Equity Securities (%) 1.94 1.67 1.77 2.43 3.15 2.95 3.29 3.08 3.27 Cost of Int-bearing Deposits (%) 0.37 0.57 2.32 2.82 2.39 2.46 2.41 2.39 2.30 Cost of Funds (%) (4) 0.35 0.51 1.91 2.40 2.08 2.05 2.07 2.13 2.06

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Historical Consolidated Balance Sheet Note: Consolidated (GAAP) financial data as of December 31, 2025 22 Diligence Used: • S&P Capital IQ Pro • Call Report 7.31.25 • Form 10Q Q2 Draft Year-Ended December 31, ($ in thousands) 2021 2022 2023 2024 2025 Assets Cash and Cash Equivalents $279,933 $37,868 $187,365 $135,851 $268,984 Available for Sale Securities 517,321 477,703 398,927 526,329 512,563 Held to Maturity Securities 71,213 91,179 84,851 78,184 72,047 Other Securities 4,185 9,740 5,278 12,650 2,598 Total Cash & Securities 872,652 616,490 676,421 753,014 856,192 Loans, net 2,300,790 2,702,644 2,828,002 3,951,729 4,027,889 Allowance for credit losses 28,383 27,472 21,895 41,776 39,007 Loans Held for Sale 408 – 250 – 805 Total Net Loans 2,301,198 2,702,644 2,828,252 3,951,729 4,028,694 Real Estate Owned and Held for Investment 6,509 5,567 5,015 18,624 17,136 Goodwill 63,370 63,370 63,370 75,986 75,986 Intangible Assets 468 105 – 34,197 27,700 Total Intangible Assets 63,838 63,475 63,370 110,183 103,686 Total Servicing Rights 882 914 870 1,304 1,682 Total Other Assets 124,404 164,425 168,361 256,776 263,188 Total Assets $3,369,483 $3,553,515 $3,742,289 $5,091,657 $5,270,578 Liabilities Total Deposits $2,963,397 $3,046,598 $3,279,037 $4,407,552 $4,434,069 Short-Term Borrowings – 114,930 17,590 15,900 32,721 Long-Term Borrowings 2,711 555 25,000 98,637 134,352 Junior Subordinated Debt – – – 8,039 8,140 Subordinated Debt 33,000 33,000 33,000 33,000 83,187 Total Other Liabilities 30,249 43,082 47,240 59,579 58,262 Total Liabilities $3,029,357 $3,238,165 $3,401,867 $4,622,707 $4,750,731 Equity Common Equity $340,126 $315,350 $340,422 $468,950 $519,847 Total Equity $340,126 $315,350 $340,422 $468,950 $519,847 Tot Acc Other Comprehensive Inc (5,514) (56,336) (44,351) (40,695) (24,691) Total Liabilities and Equity $3,369,483 $3,553,515 $3,742,289 $5,091,657 $5,270,578

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Historical Consolidated Income Statement Note: Consolidated (GAAP) financial data as of December 31, 2025 (1) For the three months ended December 31, 2025 // (2) Includes Realized Gain on Securities and Nonrecurring Revenue 23 Diligence Used: • S&P Capital IQ Pro • Earnings Release 7.31.25 Year-Ended December 31, Quarter-Ended (1) ($ in thousands) 2021 2022 2023 2024 2025 2025Q4 Interest Income $94,057 $111,334 $149,851 $211,460 $259,697 $66,772 Interest Expense 9,422 15,585 63,097 95,471 93,735 23,738 Net Interest Income $84,635 $95,749 $86,754 $115,989 $165,962 $43,034 Provision for Credit Losses 1,750 (449) 566 19,131 98 975 Total Noninterest Income (2) 13,481 11,845 14,133 18,336 21,727 3,723 Noninterest Expense 55,004 62,677 66,004 90,526 115,121 31,064 Acquisition related expenses – – 1,816 16,200 236 – Net Income before Taxes $53,517 $45,366 $32,501 $8,468 $72,234 $14,718 Provision for Taxes 9,998 7,276 5,121 (30) 13,047 2,742 Net Income $43,519 $38,090 $27,380 $8,498 $59,187 $11,976 Memo: Realized Gain on Securities 2 (2,007) 70 133 168 125 Memo: Nonrecurring Revenue 12,153 – – – (2,197) (2,380)

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Non-GAAP Financial Measures Note: Consolidated (GAAP) financial data as of December 31, 2025 24 Diligence Used: • S&P Capital IQ Pro • Earnings Release 7.31.25 • Form 10Q Q2 Draft ($ in thousands) Reconciliation | TCE / TA, TBVPS, & ROATCE 2021Y 2022Y 2023Y 2024Y 2025Y 2025Q1 2025Q2 2025Q3 2025Q4 Total Equity $340,126 $315,350 $340,422 $468,950 $519,847 $481,854 $494,096 $509,260 $519,847 Less: Goodwill 63,370 63,370 63,370 75,986 75,986 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 469 105 – 34,196 27,700 32,488 30,778 29,239 27,700 Tangible Equity $276,287 $251,875 $277,052 $358,768 $416,161 $373,380 $387,332 $404,035 $416,161 Less: Preferred Equity – – – – – – – – – Tangible Common Equity [A] $276,287 $251,875 $277,052 $358,768 $416,161 $373,380 $387,332 $404,035 $416,161 Total Assets $3,369,483 $3,553,515 $3,742,289 $5,091,657 $5,270,578 $4,999,358 $5,107,879 $5,159,636 $5,270,578 Less: Goodwill 63,370 63,370 63,370 75,986 75,986 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 469 105 – 34,196 27,700 32,488 30,778 29,239 27,700 Tangible Assets [B] $3,305,644 $3,490,040 $3,678,919 $4,981,475 $5,166,892 $4,890,884 $5,001,115 $5,054,411 $5,166,892 TCE / TA [C] = [A] / [B] 8.36% 7.22% 7.53% 7.20% 8.05% 7.63% 7.74% 7.99% 8.05% Common Shares Outstanding (Actual) [D] 7,169,372 7,158,017 7,040,852 9,990,724 9,994,595 9,995,483 9,994,696 9,994,595 9,994,595 TBVPS (Actual) [E] = [A] * 1000 / [D] $38.54 $35.19 $39.35 $35.91 $41.64 $37.35 $38.75 $40.43 $41.64 Net Income [F] 16,956 $15,246 $11,976 Days in Quarter [G] 90 91 92 92 Days in Year [H] 365 365 365 Average Tangible Common Equity [I] $383,484 $396,914 $414,383 ROATCE [J] = ([F] / [G] * [H]) / [I] 11.5%

23-54-93 54-96-146 0-167-225 192-0-0 191-191-191 247-150-70 Non-GAAP Financial Measures Note: Consolidated (GAAP) financial data as of December 31, 2025 25 Diligence Used: • S&P Capital IQ Pro • Earnings Release 7.31.25 • Form 10Q Q2 Draft ($ in thousands) Reconciliation | NIM & Efficiency Ratio 2021Y 2022Y 2023Y 2024Y 2025Y 2025Q1 2025Q2 2025Q3 2025Q4 Interest income (GAAP) $94,057 $111,334 $149,851 $211,460 $259,697 $62,426 $65,335 $65,164 $66,772 Plus: Adjustment to FTE 1,512 1,901 1,917 2,367 2,763 702 718 714 629 Interest income adjusted to FTE (non-GAAP) $95,569 $113,235 $151,768 $213,827 $262,460 $63,128 $66,053 $65,878 $67,401 Less: Interest expense $9,422 15,585 63,097 95,471 93,735 22,878 23,138 23,981 23,738 Net interest income adjusted to FTE (non-GAAP) $86,147 $97,650 $88,671 $118,356 $168,725 $40,250 $42,915 $41,897 $43,663 Noninterest expense (GAAP) $55,004 $62,677 $67,820 $106,726 $115,357 $27,353 $28,262 $28,678 $31,064 Less: Amortization of intangible 491 363 105 3,367 6,397 1,683 1,684 1,515 1,515 Less: Acquisition related expenses – – 1,816 16,200 236 154 66 16 – Noninterest expense (non-GAAP) $54,513 $62,314 $65,899 $87,159 $108,724 $25,516 $26,512 $27,147 $29,549 Noninterest income (GAAP) $25,636 $11,845 $14,133 $18,336 $21,727 $6,256 $6,247 $5,501 $3,723 Less: Net gains (losses) on equity securities 2 (31) (11) 132 168 71 (7) (21) 125 Less: Gains on sale of fixed assets – (1,976) 81 1 (74) 680 – (615) (139) Less: Gains on sale of available for sale securities 12,153 – – – (2,241) – – – (2,241) NII (FTE) plus noninterest income (non-GAAP) $99,628 $111,502 $102,734 $136,559 $192,599 $45,755 $49,169 $48,034 $49,641 Average earning assets (GAAP) $2,877,110 $3,232,891 $3,495,974 $4,162,208 $4,708,036 $4,658,837 $4,665,649 $4,700,669 $4,805,466 Net interest margin adjusted to FTE (non-GAAP) 2.99% 3.02% 2.54% 2.84% 3.58% 3.50% 3.69% 3.54% 3.60% Efficiency ratio (non-GAAP) 54.7% 55.9% 64.1% 63.8% 56.5% 55.8% 53.9% 56.5% 59.5%

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